SUMMARY PROSPECTUS — MARCH 1, 2011

CHESAPEAKE CORE GROWTH FUND (CHCGX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.gofilepoint.com/chesapeake. You can also get this information at no cost by calling 1-800-430-3863 or by sending an e-mail request to fundinfo@ultimusllc.com. The current Prospectus and Statement of Additional Information dated March 1, 2011 are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Chesapeake Core Growth Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses1	0.27%
Total Annual Fund Operating Expenses	1.52%
Less: Management Fee Reductions2	(0.12%)
Total Annual Fund Operating Expenses After Management Fee Reductions	1.40%

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Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. Such fees and expenses have been included under the subcaption Other Expenses because they were less than 0.01% during the most recent fiscal year.

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The Advisor has contractually agreed to reduce its Management Fees and to reimburse other Fund expenses, if necessary, until February 29, 2012, so that the total annual operating expenses of the Fund, including but not limited to investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), incurred by the Fund during the term of the agreement are limited to 1.40%. The Advisor may be entitled to recoupment of any fees reduced or other expenses assumed and paid by the Advisor during any of the previous three (3) years, less any reimbursements previously paid, pursuant to such agreement, provided the Fund’s overall expenses are less than 1.40%. This agreement may be terminated by the mutual written consent of the Board of Trustees and the Advisor, and will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to reduce Management Fees and reimburse other Fund expenses remains in effect only through February 29, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$ 143	$ 469	$ 818	$1,802

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States. Equity securities include common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities and at least 80% of such assets will be invested in the largest 1,000 companies domiciled in the United States. Generally, all of the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange. Portfolio securities are generally acquired for the long term.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the risk that you may lose money. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature.

Large Capitalization Companies. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Market Segment Risk. Investors are also subject to the risk that the Fund’s market segment, the largest 1,000 companies domiciled in the United States, may underperform other equity market segments or the equity markets as a whole.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year for the past 10 calendar years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-800-430-3863.

Annual Total Returns

•	During the period shown in the bar chart, the highest quarterly return was 19.75% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -33.20% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2010:

The table below presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold shares of the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

The Chesapeake Core Growth Fund	1 Year	5 Years	10 Years
Return Before Taxes	9.47%	-1.32%	-0.07%
Return After Taxes on Distributions	9.46%	-1.45%	-0.17%
Return After Taxes on Distributions and Sale of Fund Shares	6.15%	-1.08%	-0.05%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

MANAGEMENT OF THE FUND

Gardner Lewis Asset Management L.P. is the Fund’s investment advisor.

W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1997.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500

Subsequent Investments

$500 ($100 for those participating in the automatic investment plan)

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary. Please call 1-800-430-3863 for assistance.

TAX INFORMATION

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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